                                  EXHIBIT 10.1

                  FIRST COMMUNITY BANCORP STOCK INCENTIVE PLAN
                             ADOPTED: APRIL 18, 2000


         1.       PURPOSE.

                  The purpose of the First Community Bancorp Stock Incentive Plan (the "Plan") is to strengthen First Community Bancorp, a California corporation (the "Corporation") and those corporations which are or hereafter become subsidiary corporations by providing an additional means of attracting and retaining competent managerial personnel and by providing to participating directors, officers, and key employees added incentives for high levels of performance and for unusual efforts to increase the earnings of the Corporation and any Subsidiary as defined herein; to allow consultants, business associates and others with business relationships with the Corporation, an opportunity to participate in the ownership of the Corporation and thereby have an interest in the success and increased value of the Corporation; and to allow optionees under the Rancho Santa Fe National Bank 1992 Stock Option Plan and under the First Community Bank of the Desert 1987 Incentive Stock Option Plan (collectively the "Subsidiary Plans") to exchange their unexercised, unexpired stock options under the Subsidiary Plans, for options granted under Section 7 of this Plan, adjusted as required by the Merger Agreement, as defined herein, or by Section 7 hereof. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers, key employees, consultants, business associates and others may purchase shares of Common Stock as defined herein of the Corporation pursuant to Stock Options or Stock Awards as defined herein granted in accordance with this Plan.

                  Stock Options granted pursuant to this Plan are intended to be Incentive Stock Options as defined herein or Non-Qualified Stock Options as defined herein, as shall be determined and designated by the Stock Option Committee as defined herein upon the grant of each Stock Option hereunder. All options granted under the Subsidiary Plans shall be exchanged for comparable Incentive Stock Options or Non-Qualified Stock Options, according to their original terms, subject to those adjustments thereto as are required by the Merger Agreement, as defined herein, or by Section 7 hereof. The provisions of the Plan as amended shall apply to all Options previously issued pursuant to the Plan.

         2. DEFINITIONS. For the purposes of this Plan, the following terms shall have the following meanings:

                  (a) "COMMON STOCK." This term shall mean shares of the Corporation's no par value common stock, subject to adjustment pursuant to
Section 15 (Adjustment Upon Changes in Capitalization) hereunder.


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


                  (b) "CORPORATION." This term shall mean First Community Bancorp, a California corporation.

                  (c) "ELIGIBLE PARTICIPANT." This term shall mean:

                           (i)      all directors of the Corporation or any
Subsidiary;

                           (ii)     all full time officers (whether or not they
are also directors) of the Corporation or any Subsidiary;

                           (iii)    all full time key employees (as such
persons may be determined by the Stock Option Committee from time to time) of the Corporation or any Subsidiary; and (iv) consultants, business associates or others with important business relationships with the Corporation.

                  (d) "FAIR MARKET VALUE." This term shall mean, as of any date, the fair market value of the Corporation's Common Stock determined as follows:

                           (i)      If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Stock Option Committee deems reliable;

                           (ii)     If the Common Stock is quoted on the
NASDAQ System (but not on the National Market System thereof) or is regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street journal or such other source as the Stock Option Committee deems reliable;

                           (iii)    In the absence of any established market
for the Common Stock, the Fair Market Value shall be determined in good faith by the Stock Option Committee.

                  (e) "GRANTEE." This term shall mean (i) any Optionee or (ii) any Eligible Participant to whom a Stock Award has been granted pursuant to this Plan, provided that at least part of the Stock Award is outstanding and unvested.

                  (f) "INCENTIVE STOCK OPTION." This term shall mean a Stock Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


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


                  (g) "MERGER AGREEMENT". This term shall mean the Agreement and Plan of Merger dated October 22, 1999 by and among the Corporation, and Rancho Santa Fe National Bank and First Community of the Desert.

                  (h) "NON-QUALIFIED STOCK OPTION." This term shall mean a Stock Option which is not an Incentive Stock Option.

                  (i) "OPTION SHARES." This term shall mean shares of Common Stock which are covered by and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

                  (j) "OPTIONEE." This term shall mean any Eligible Participant to whom a Stock Option has been granted pursuant to this Plan, including those persons to whom an option is granted under Section 7 hereof in exchange for options previously granted under either of the Subsidiary Plans, provided that at least part of the Stock Option is outstanding and unexercised.

                  (k) "PLAN." This term shall mean the First Community Bancorp Stock Incentive Plan as embodied herein and as may be amended from time to time in accordance with the terms hereof and applicable law.

                  (l) "STOCK AWARD." This term shall mean a grant by the Corporation of a specified number of shares of Common Stock upon terms and conditions determined by the Stock Option Committee.

                  (m) "STOCK OPTION." This term shall mean the right to purchase from the Corporation a specified number of shares of Common Stock under the Plan at a price and upon terms and conditions determined by the Stock Option Committee, and shall include options granted under Section 7 hereof in exchange for options previously granted under either of the Subsidiary Plans, as modified by the Merger Agreement.

                  (n) "STOCK OPTION COMMITTEE." The Board of Directors of the Corporation may select and designate a stock option committee consisting of at least two and not more than five persons, at least two of whom are directors, having full authority to act in the matters. Regardless of whether a Stock Option Committee is selected, the Board of Directors may act as the Stock Option Committee and any action taken by the Board of Directors as such shall be deemed to be action taken by the Stock Option Committee. All references in the Plan to the "Stock Option Committee" shall be deemed references to the Board of Directors acting as a stock option committee and to a duly appointed Stock Option Committee, if there be one. In the event of any conflict between any action taken by the Board of Directors acting as a Stock Option Committee and any action taken by a duly appointed Stock Option Committee, the action taken by the Board of Directors shall be controlling and the action taken by the duly appointed Stock Option Committee shall be disregarded.


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


                  (o) "SUBSIDIARY." This term shall mean any subsidiary corporation of the Corporation as such term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

                  (p) "SUBSIDIARY PLANS." This term shall be defined as provided in Section 1 of this Plan.

                  (q) "TERMINATING EVENT." This term shall mean:

                           (i)      the consummation of a plan of dissolution or
liquidation of the Corporation;

                           (ii)     the individuals who, as of the effective
date of the reorganization contemplated by the Merger Agreement, are members of the Board of Directors of the Corporation ("Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Corporation's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or other actual or threatened solicitation of proxies or consents by or on behalf of a "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

                           (iii)    the consummation of a plan of
reorganization, merger or consolidation involving the Corporation, except for a reorganization, merger or consolidation where (A) the shareholders of the Corporation immediately prior to such reorganization, merger or consolidation own directly or indirectly at least 70% of the combined voting power of the outstanding voting securities of the corporation resulting from such reorganization, merger or consolidation (the "Surviving Corporation") in substantially the same proportion as their ownership of voting securities of the Corporation immediately prior to such reorganization, merger or consolidation, and (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation;

                           (iv)     the sale of all or substantially all the
assets of the Corporation to another Person; or

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


                           (v)      the acquisition of beneficial ownership of
stock representing more than fifty percent (50%) of the voting power of the Corporation then outstanding by another Person.

                  (r) "VESTING EVENT." This term shall mean the approval by the shareholders of the Corporation of any matter, plan or transaction which would constitute a Terminating Event, or if any Terminating Event occurs without shareholder approval, the occurrence of such Terminating Event.

         3.       ADMINISTRATION.

                  (a) STOCK OPTION COMMITTEE. This Plan shall be administered by the Stock Option Committee. The Board of Directors of the Corporation shall have the right, in its sole and absolute discretion, to remove or replace any person from or on the Stock Option Committee at any time for any reason whatsoever.

                  (b) ADMINISTRATION OF THE PLAN. Any action of the Stock Option Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote, or pursuant to the unanimous written consent, of its members. Any such action taken by the Stock Option Committee in the administration of this Plan shall be valid and binding, so long as the same is in conformity with the terms and conditions of this Plan. Subject to compliance with each of the terms, conditions and restrictions set forth in this Plan, including, but not limited to, those set forth in Section 6(a) hereof, the Stock Option Committee shall have the exclusive right, in its sole and absolute discretion, to establish the terms and conditions of any Stock Options or Stock Awards granted under the Plan, including, without limitation, the power to:

                           (i)      establish the number of Stock Options or
Stock Awards, if any, to be granted hereunder, in the aggregate and with regard to any individual Eligible Participant;

                           (ii)     determine the time or times when such
Stock Options or Stock Awards, or any parts thereof, may vest or be exercised;

                           (iii)    determine and designate which Stock
Options granted under the Plan shall be Incentive Stock Options and which shall be Non-Qualified Stock Options;

                           (iv)     determine the Eligible Participants, if
any, to whom Stock Options or Stock Awards are granted, and determine the date as of which a Grantee's status as an Eligible Participant shall have terminated and provide written notice of such termination to such Grantee within 60 days after such termination date;

                           (v)      determine the duration and purposes, if
any, of leaves of absence which may be permitted to holders of unexercised, unexpired Stock Options without such constituting a termination of employment under the Plan;

                           (vi)     prescribe and amend the terms, provisions
and form of any instrument or agreement setting forth the terms and conditions of every Stock Option or Stock Award granted hereunder (such terms and conditions to include, without limitation, the exercise price, the time or times when Stock Options or Stock Awards may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Stock Option, Stock Award or the Option Shares or Common Stock relating thereto); and

                           (vii)    make loans to or guarantee any
obligations of any Optionees, except directors, in connection with the exercise of Stock Options as specified in Section 8(c) hereof, whenever the Stock Option Committee determines that such loan or guarantee may reasonably be expected to benefit the Corporation, subject to the provisions of Section 315(b) of the California General Corporations Law of 1977, as amended and subject to Regulations G, U and T promulgated by the Board of Governors of the Federal Reserve System pursuant to Section 7 of the Securities Exchange Act of 1934, if the Option Shares are listed on a stock exchange or are contained in the list of over-the-counter margin securities published by the Federal Reserve Board.

                  (c) DECISIONS AND DETERMINATIONS. Subject to the express provisions of the Plan, the Stock Option Committee shall have the authority to construe and interpret the Plan, to define the terms used therein, to prescribe, amend, and rescind rules, regulations and policies relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Stock Option Committee on matters referred to in this Section 3 shall be final and conclusive so long as the same are in conformity with the terms of this Plan.

         4.       SHARES SUBJECT TO THE PLAN.

                  Subject to adjustments as provided in Section 15 hereof, the maximum number of shares of Common Stock which may be issued upon exercise of Stock Options or pursuant to Stock Awards granted under this Plan shall be 300,000 shares in the aggregate (including the shares of Common Stock issuable upon exercise of Stock Options previously granted under Subsidiary Plans). If any Stock Option or Stock Award shall be canceled, surrendered, or expire for any reason without having been exercised or received in full, the unpurchased Common Stock represented thereby shall again be available for grants under this Plan.

         5.       ELIGIBILITY.

                   Only Eligible Participants shall be eligible to receive grants of Stock Options and Stock Awards under this Plan.

         6.       GRANTS OF STOCK OPTIONS.

                  (a) GRANT. Subject to the express provisions and limitations of the Plan, the Stock Option Committee, in its sole and absolute discretion, may grant Stock Options to Eligible Participants exercisable, for a number of Option Shares, at the price(s) and time(s), on the terms and conditions and to such Eligible Participants as it deems advisable and specifies in the respective grants. Subject to the limitations and restrictions set forth in the Plan, an Eligible Participant who has been granted a Stock Option or Stock Award may, if otherwise eligible, be granted additional Stock Options if the Stock Option Committee shall so determine. The Stock Option Committee shall designate in each grant of a Stock Option whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option. No Eligible Participant shall be granted in any fiscal year of the Corporation Stock Options to purchase more than 100,000 Option Shares. If a Stock Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated option will continue to count against the maximum number of shares for which Stock Options may be granted to an Eligible Participant in any fiscal year of the Corporation or portion thereof. The limitations set forth in the two preceding sentences are intended to satisfy the requirements applicable to Stock Options such that they qualify as "performance-based compensation" (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended).

                  (b) DATE OF GRANT AND RIGHTS OF OPTIONEE. The determination of the Stock Option Committee to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Corporation, or a right of the Eligible Participant who is the proposed subject of the grant, and shall not constitute or be deemed to constitute the grant of a Stock Option hereunder unless and until both the Corporation and the Eligible Participant have executed and delivered the form of stock option agreement then required by the Stock Option Committee as evidencing the grant of the Stock Option, together with such other instruments as may be required by the Stock Option Committee pursuant to this Plan; provided, however, that the Stock Option Committee may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no such date is fixed, then the date of grant shall be the date on which the determination was made by the Stock Option Committee to grant the Stock Option), and such date shall be set forth in the stock option agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this Plan.

                  (c) SHAREHOLDER-EMPLOYEES. Notwithstanding anything to the contrary contained elsewhere herein, an Incentive Stock Option shall not be granted hereunder to an Eligible Participant who owns, directly or indirectly, at the date of the grant of the Incentive Stock Option, more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or a Subsidiary corporation, unless the purchase price of the Option Shares subject to said Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of the Option Shares, determined as of the date said Stock Option is granted.

                  (d) MAXIMUM VALUE OF INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined at the time the Stock Option is granted) of Option Shares which are designated as Incentive Stock Options are exercisable for the first time by an Eligible Participant pursuant to the terms of the Plan during any calendar year exceeds One Hundred Thousand Dollars ($100,000), such excess Stock Options shall be treated as Non-Qualified Stock Options.

                  (e) NON-QUALIFIED STOCK OPTIONS. All Stock Options granted by the Stock Option Committee which: (i) are designated at the time of grant as Incentive Stock Options but do not so qualify under the provisions of Section 422 of the Code or any regulations or rulings issued by the Internal Revenue Service for any reason; (ii) are in excess of the Fair Market Value limitation set forth in Section 6(d); or (iii) are designated at the time of grant as Non-Qualified Stock Options, shall be deemed Non-Qualified Stock Options under this Plan.

Non-Qualified Stock Options granted or substituted hereunder shall be so designated in the stock option agreement entered into between the Corporation and the Optionee.

                  (f) AWARD OF RESTORATION OPTIONS. In the event that any Optionee delivers to the Corporation, or has withheld from the Option Shares otherwise issuable upon exercise of an Option, shares of Common Stock in payment of the exercise price of any Option, the Stock Option Committee shall have the right to provide for the grant of a "Restoration Option" to such Optionee. The grant of a Restoration Option shall be subject to the satisfaction of such conditions and criteria as the Stock Option Committee in its sole discretion shall establish from time to time, including the requirement that the shares of Common Stock tendered in payment of the exercise price have been held by the Optionee for a period of more than six months. A Restoration Option shall entitle the holder thereof to purchase a number of shares of Common Stock equal to the number of shares delivered or withheld upon exercise of the original Option and, in the discretion of the Stock Option Committee, the number of shares, if any delivered or withheld by the Corporation to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Restoration Option shall have a per share exercise price of not less than 100% of the per share Fair Market Value of the Common Stock on the date of grant of such Restoration Option, a term not longer than the term of the original Option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

         7.       STOCK OPTION EXERCISE PRICE.

                  (a) MINIMUM PRICE. The exercise price of any Stock Options for Option Shares shall be determined by the Stock Option Committee, in its sole and absolute discretion, upon the grant of a Stock Option. Except as provided elsewhere herein, said exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock represented by the Option Share on the date of grant of the related Stock Option.

                  (b) EXCHANGED STOCK OPTIONS. Where the outstanding shares of stock of another corporation are changed into or exchanged for shares of Common Stock of the Corporation without monetary consideration to that other corporation, then, subject to the approval of the Board or Directors of the Corporation, Stock Options may be granted in exchange for unexercised, unexpired stock options of the other corporation, including but not limited to unexercised, unexpired stock options under the Subsidiary Plans, and the exercise price of the Option Shares subject to each Stock Option so granted may be fixed at a price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time such Stock Option is granted if said exercise price has been computed to be not less than the exercise price set forth in the stock option of the other corporation, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock of the Corporation.

         8.       EXERCISE OF STOCK OPTIONS.

                  (a) EXERCISE. Except as otherwise provided elsewhere herein, each Stock Option shall be exercisable in such increments, which need not be equal, and upon such contingencies as the Stock Option Committee shall determine at the time of grant of the Stock Option; provided, however, (i) that if an Optionee shall not in any given period exercise any part of a Stock Option which has become exercisable during that period, the Optionee's right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related stock option agreement, and
(ii) a minimum of twenty percent (20%) of the Stock Option shall be exercisable in each year over a five year period from the date the Stock Option is granted. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

                  (b) NOTICE AND PAYMENT. Stock Options granted hereunder shall be exercised by written notice delivered to the Corporation specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided in Section 8(c) hereof. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Corporation, of the right to such person or persons to exercise the Stock Option. The Corporation's receipt of a notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Corporation shall have no obligation to an Optionee for any Option Shares unless and until full payment of the exercise price is received by the Corporation in accordance with Section 8(c) hereof, and all of the terms and provisions of the Plan and the related stock option agreement have been complied with.

                  (c) PAYMENT OF EXERCISE PRICE. The exercise price of any Stock Option for Option Shares purchased upon the proper exercise of a Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash and/or, with the prior written approval of the Stock Option Committee, in Common Stock of the Corporation which, when added to the cash payment, if any, has an aggregate Fair Market Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised and/or, with the prior written approval of the Stock Option Committee, on a deferred basis evidenced by a promissory note, containing such terms and subject to such security as the Stock Option Committee shall determine to be fair and reasonable from time to time, for the total option price for the number of Option Shares so purchased. In addition, the Optionee shall have the right upon the exercise of the Stock Option, in the manner set forth above to surrender for cancellation a portion of the Stock Option to the Company for the number of shares (the "Surrendered Shares") specified in the holder's notice of exercise, by delivery to the Company with such notice written instructions from such holder to apply the Appreciated Value (as defined below) of the Surrendered Shares to payment of the exercise price for Option Shares subject to this Stock Option that are being acquired upon such exercise. The term "Appreciated Value" for each Option Share subject to a Stock Option shall mean the excess of the Fair Market Value thereof over the exercise price then in effect. No director, consultant or business associate may purchase any Stock Option on a deferred basis unless evidenced by a promissory note. Unless payment is on a deferred basis, payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Corporation of his intention to exercise all or part of a Stock Option. If all or part of payment is made in shares of Common Stock as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Corporation of all required share certificates, and all stock powers and other required transfer documents necessary to transfer the shares of Common Stock to the Corporation.

                  (d) REORGANIZATION. Notwithstanding any provision in any stock option agreement pertaining to the time of exercise of a Stock Option, or part thereof, upon the occurrence of a Vesting Event, the Stock Option shall become immediately exercisable as to all Option Shares (whether or not previously vested).

                  (e) MINIMUM EXERCISE. Not less than ten (10) Option Shares may be purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remains to be purchased under the Stock Option.

         9.       STOCK AWARDS.

                  (a) GRANT. Subject to the express provisions and limitations of the Plan, the Stock Option Committee, in its sole and absolute discretion, may grant Stock Awards to Eligible Participants for a number of shares of Common Stock on the terms and conditions and to such Eligible Participants as it deems advisable and specifies in the respective grants. Subject to the limitations and restrictions set forth in the Plan, an Eligible Participant who has been granted a Stock Option or Stock Award may, if otherwise eligible, be granted additional Stock Options or Stock Awards if the Stock Option Committee shall so determine.

                  (b) RESTRICTIONS. The Stock Option Committee, in its sole and absolute discretion, may impose restrictions in connection with any Stock Award, including without limitation, (i) imposing a restricted period during which all or a portion of the Common Stock subject to the Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered (the "Restricted Period"), (ii) providing for a vesting schedule with respect to such Common Stock such that if a Grantee ceases to be an Eligible Participant during the Restricted Period, some or all of the shares of Common Stock subject to the Stock Award shall be immediately forfeited and returned to the Corporation. The Stock Option Committee may, at any time, reduce or terminate the Restricted Period. Each certificate issued in respect of shares of Common Stock pursuant to a Stock Award which is subject to restrictions shall be registered in the name of the Grantee, shall be deposited by the Grantee with the Company together with a stock power endorsed in blank and shall bear an appropriate legend summarizing the restrictions imposed with respect to such shares of Common Stock.

                  (c) REORGANIZATION. Notwithstanding any provision in any agreement pertaining to a Stock Award, or part thereof, upon the occurrence of a Vesting Event, all shares of Common Stock subject to the Stock Award shall become immediately vested.

                  (d) RIGHTS AS SHAREHOLDER. Subject to the terms of any agreement governing a Stock Award, the Grantee of a Stock Award shall have all the rights of a shareholder with respect to the Common Stock issued pursuant to a Stock Award, including the right to vote such shares; provided, however, that dividends or distributions paid with respect to any such shares which have not vested shall be deposited with the Corporation and shall be subject to forfeiture until the underlying shares have vested unless otherwise released by the Stock Option Committee in its sole discretion. A Grantee shall not be entitled to interest with respect to the dividends or distributions so deposited.

         10.      COMPLIANCE WITH LAW.

                  No shares of Common Stock shall be issued by the Corporation pursuant to a Stock Award or upon exercise of any Stock Option, and a Grantee shall have no rights or claim to such shares, unless and until: (a) with respect to a Stock Option, payment in full as provided in Section 8(c) hereof has been received by the Corporation; (b) in the opinion of the counsel for the Corporation, all applicable registration requirements of the Securities Act of 1933, all applicable listing requirements of securities exchanges or associations on which the Corporation's Common Stock is then listed or traded, and all other requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with; and (c) if required by federal or state law or regulation, the Grantee shall have paid to the Corporation the amount, if any, required to be withheld on the amount deemed to be compensation to the Grantee as a result of the exercise of his or her Stock Option or his or her Stock Award, or made other arrangements satisfactory to the Corporation, in its sole discretion, to satisfy applicable income tax withholding requirements.

         11.      NONTRANSFERABILITY OF STOCK OPTIONS.

                  Each Stock Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee or his or her guardian or legal representative.

         12.      CESSATION OF EMPLOYMENT.

                  Except as provided in Sections 13, 14 or 16 hereof, if, for any reason, an Optionee's status as an Eligible Participant is terminated, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their initial grant, or three
(3) months after written notice is provided to the Optionee that the Optionee's status as an Eligible Participant is terminated, whichever is earlier. During such period Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which written notice is provided to the Optionee that such Optionee's status as an Eligible Participant terminated, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date.

         13.      DEATH OF OPTIONEE.

                  If an Optionee loses his status as an Eligible Participant by reason of death, or if an Optionee dies during the three-month period referred to in Section 12 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their initial grant, or one (1) year after the date of such death, whichever is earlier. After such death but before such expiration, subject to the terms and provisions of the Plan and the related stock option agreements, the person or persons to whom such Optionee's rights under the Stock Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

         14.      DISABILITY OF OPTIONEE.

                  If an Optionee is disabled while employed by or while serving as a director of the Corporation or a Subsidiary or during the three-month period referred to in Section 12 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their initial grant, or one (1) year after the date of such disability, whichever is earlier. After such disability but before such expiration, the Optionee or a guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by the Corporation or a Subsidiary as a result of the disability. For the purpose of this Section 14, an Optionee shall be deemed to have become "disabled" if it shall appear to the Stock Option Committee, upon written certification delivered to the Corporation by a qualified licensed physician, that the Optionee has become permanently and totally unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         15.      ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

                  If the outstanding shares of Common Stock of the Corporation are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Corporation, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Corporation, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options and Stock Awards may be granted. A corresponding adjustment changing the number or kind of Option Shares and Stock Awards and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, in an outstanding Stock Option shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option

Share subject to the Stock Option. Any adjustment under this Section shall be made by the Stock Option Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of any such adjustment, and fractional share interests shall be disregarded and the fractional share interest shall be rounded down to the nearest whole number.

         16.      TERMINATING EVENTS.

                  Not less than thirty (30) days prior to the occurrence of any Terminating Event, the Stock Option Committee or the Board of Directors shall notify each Grantee of the pendency of the Terminating Event. Upon the effective date of the Terminating Event, the Plan shall automatically terminate and all Stock Options theretofore granted shall terminate and all unvested Stock Awards shall be cancelled and the underlying Common Stock forfeited and returned to the Company, unless provision is made in connection with such transaction for the continuance of the Plan and/or assumption of Stock Options and unvested Stock Awards theretofore granted, or substitution for such Stock Options and unvested Stock Awards with new stock options and awards covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the discretion of such successor corporation, or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan, options and awards theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Stock Options shall terminate pursuant to the foregoing sentence, all persons shall have the right to exercise the Stock Options then outstanding and not exercised (including those vested pursuant to Section 8(d) hereof) at such time prior to the consummation of the transaction causing such termination as the Corporation shall designate, unless the Board of Directors shall have provided for the cancellation of such Stock Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Common Stock as of the date of the Terminating Event over the exercise price of such Stock Options.

         17.      AMENDMENT AND TERMINATION.

                  The Board of Directors of the Corporation may at any time and from time-to-time suspend, amend, or terminate the Plan and may, with the consent of a Grantee, make such modifications of the terms and conditions of a Stock Option or Stock Award as it shall deem advisable; provided that, except as permitted under the provisions of Section 16 hereof, no amendment or modification may be adopted without the Corporation having first obtained all necessary regulatory approvals and approval of the holders of a majority of the Corporation's shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of shareholders of the Corporation if the amendment or modification would: (a) increase the number of Shares of Common Stock which may be issued under the Plan; (b) change any provision of the Plan which would affect the qualification as an Incentive Stock Option under the Plan; or (c) make any other change for which shareholder approval is required pursuant to the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended. No Stock Option or Stock Award may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 8(d) or Section 16 hereof), without the consent of the Grantee, alter or impair any rights or obligations under any Stock Option or Stock Award theretofore granted.

         18.      RIGHTS OF PARTICIPANTS.

                  Neither any Eligible Participant, any Grantee nor any other person shall have any claim or right to be granted any Stock Option or Stock Award under this Plan, and neither this Plan nor any action taken hereunder shall be deemed or construed as giving any Eligible Participant, Grantee, Optionee or any other person any right to be retained in the employ of the Corporation or any subsidiary of the Corporation. Without limiting the generality of the foregoing, there is no vesting of any right in the classification of any person as an Eligible Participant, such classification being used solely to define and limit those persons who are eligible for consideration of the grant of Stock Options or Stock Awards under the Plan.

         19.      PRIVILEGES OF STOCK OWNERSHIP: SECURITIES LAW COMPLIANCE:
NOTICE OF SALE.

                  No Grantee shall be entitled to the privileges of stock ownership as to any Common Stock not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock Option and no Common Stock may be delivered pursuant to a Stock Award unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of securities exchanges upon which the stock of the Corporation is listed (if any) shall have been fully complied with. The Corporation will diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any stock is issued pursuant to options or Stock Awards. The Grantee shall, not more than five (5) days after each sale or other disposition of shares of Common Stock acquired pursuant to the exercise of Stock Options or pursuant to Stock Awards, give the Corporation notice in writing of such sale or other disposition.

         20.      EFFECTIVE DATE OF THE PLAN.

                  The Plan was originally adopted by the Board of Directors of the Corporation, and by the sole shareholder of the Corporation, as of April 18, 2000, and shall be effective as of that date.

         21.      TERMINATION.

                  Unless previously terminated as aforesaid, the Plan shall terminate on April 17, 2010, which is ten (10) years from the date of adoption of the Plan by the Board of Directors. No Stock Options or Stock Awards shall be granted under the Plan thereafter, but such termination shall not affect any Stock Option or Stock Award theretofore granted.

         22.      AGREEMENT.

                  Each Stock Option or Stock Award granted under the Plan shall be evidenced by a written agreement executed by the Corporation and the Grantee, and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable by the Stock Option Committee and are not inconsistent with the Plan.

         23.      STOCK OPTION PERIOD.

                  Each Stock Option and all rights and obligations thereunder shall expire on such date as the Stock Option Committee may determine, but not later than ten (10) years from the date such Stock Option is granted, and shall be subject to earlier termination as provided elsewhere in the Plan.

         24.      EXCULPATION AND INDEMNIFICATION OF STOCK OPTION COMMITTEE.

                  In addition to such other rights of indemnification which they may have as officers or members of the board of directors of the Corporation or as members of any committee thereof, the p0resent and former members of the Stock Option Committee shall be indemnified by the Corporation in accordance with the Articles of Incorporation and the Bylaws of the Corporation, and
Section 317 of the California General Corporation Law. The Corporation has the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, agent or employee of the Corporation, including members of the Stock Option Committee, whether or not the Corporation would have the power to indemnify such person under the provisions of the Bylaws. The provisions of this Section shall apply to the estate, executor and administrator of each member of the Stock Option Committee.

         25.      AGREEMENT AND REPRESENTATIONS OF GRANTEE.

                  Unless the shares of Common Stock covered by this Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, each Grantee shall by and upon accepting a Stock Option or Stock Award, represent and agree in writing, for himself or herself and his or her transferees by will or the laws of descent and distribution, that all shares of Common Stock acquired pursuant thereto will be acquired for investment purposes and not for resale or distribution. Upon the exercise of a Stock Option, or a part thereof, and upon issuance of a Stock Award, Grantee shall, unless waived by the Corporation, furnish evidence satisfactory to the Corporation, including written and signed representations, to the effect that the Common Stock issued thereunder is being acquired for investment purposes and not for resale or distribution. Furthermore, the Corporation, at its sole discretion, to assure itself that any sale or distribution by the Grantee complies with this Plan and any applicable federal or state securities laws, may take all reasonable steps, including placing stop transfer instructions with the corporation's transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Stock Option Committee shall require) on certificates evidencing the shares: "IT IS UNLAWFUL TO

CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES." and "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A DETERMINATION BY FIRST COMMUNITY BANCORP (OR ANY SUCCESSOR ENTITY) THAT REGISTRATION IS NOT REQUIRED." At any time that Grantee contemplates the disposition of any Common Stock acquired pursuant to this Plan (whether by sale, exchange, gift or other form of transfer) he or she shall first notify the Corporation of such proposed disposition and shall thereafter cooperate with the Corporation in complying with all applicable requirements of law which, in the opinion of counsel for the Corporation, must be satisfied prior to the making of such disposition. Before consummating such disposition, the Corporation (or any successor entity) shall determine that such disposition will not result in a violation of any state or federal securities law or regulations. The Corporation shall remove any legend affixed to certificates representing Common Stock pursuant to this Section if and when all of the restrictions on the transfer of the Common Stock, whether imposed by this Plan or federal or state law, have terminated. A Grantee who thereafter sells or disposes of his shares of Common Stock will be required to notify the Corporation of such sale or disposition within five (5) days after the sale or disposition.

         26.      NOTICES.

                  All notices and demands of any kind which the Stock Option Committee, any Grantee, or any other person may be required or desires to serve under the terms of this Plan shall be in writing and shall be served by personal service upon the respective person or by leaving a copy of such notice or demand at the address of such person as may be reflected in the records of the Corporation, or in the case of the Stock Option Committee, with the Secretary of the Corporation, or by mailing a copy thereof by certified or registered mail, postage prepaid, with return receipt requested. In the case of service by mail, it shall be deemed complete at the expiration of the third day after the day of mailing, except for notice of the exercise of any Stock Option and payment of the Stock Option exercise price, both of which must be actually received by the Corporation.

         27.      LIMITATION OF OBLIGATIONS OF THE CORPORATION.

                  Any obligation of the Corporation arising under or as a result of this Plan or any Stock Option or Stock Award granted hereunder shall constitute the general unsecured obligation of the Corporation, and not of the Board of Directors of the Corporation, or any members thereof, the Stock Option Committee, or any member thereof, any officer of the Corporation, or any other person or any Subsidiary, and none of the foregoing, except the Corporation, shall be liable for any debt, obligation, cost or expense hereunder.

         28.      LIMITATION OF RIGHTS.

                  The Stock Option Committee, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Participant under this Plan, and which, if any, Eligible Participant shall receive any grant of a Stock Option or Stock Award. No oral or written agreement by any person on behalf of the Corporation relating to this Plan or any Stock Option or Stock Award granted hereunder is authorized, and such agreement may not bind the Corporation or the Stock Option Committee to grant any Stock Option or Stock Award to any person.

         29.      SEVERABILITY.

                  If any provision of this Plan as applied to any person or to any circumstances shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way effect any other provision hereof, the application of any such provision in any other circumstances, or the validity of enforceability hereof.

         30.      CONSTRUCTION.

                  Where the context or construction requires, all words applied in the plural shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter.

         31.      HEADINGS.

                  The headings of the several paragraphs of this Plan are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

         32.      SUCCESSORS.

                  This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Corporation and any Optionee.

         33.      GOVERNING LAW.

                  This Plan shall be governed by and construed in accordance with the laws of the State of California.

         34.      CONFLICT.

                  In the event of any conflict between the terms and provisions of this Plan, and any other document, agreement or instrument, including, without limitation, any stock option agreement, the terms and provisions of this Plan shall control.

END OF PLAN.

                             FIRST COMMUNITY BANCORP

                                     [NAME]

                                    INCENTIVE
                             STOCK OPTION AGREEMENT

                                  _____ SHARES



                  THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement") is dated ______, 20__ by and between FIRST COMMUNITY BANCORP, a California corporation (the "Company"), and _________________________ ("Optionee");

                  WHEREAS, pursuant to the First Community Bancorp Stock Incentive Plan (the "Plan"), the Board of Directors of the Company has authorized granting to Optionee a stock option to purchase all or any part of ________________ (_____) authorized but unissued shares of common stock of the Company, no par value per share, for cash at the price of _________________ DOLLARS ($____) per share, such option to be for the term and upon the terms and conditions hereinafter stated.

                  NOW, THEREFORE, it is hereby agreed:

                  1. GRANT OF OPTION. Pursuant to said action of the Board of Directors and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Company hereby grants to Optionee the option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated herein by this reference, all or any part of _____________________ (_______) shares of common stock of the Company at the price of ________________________ DOLLARS ($____) per share, which price is one hundred percent (100%) of the fair market value of such stock as of the date of action of the Board of Directors granting this option. This option is intended to qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). OPTIONEE ACKNOWLEDGES THAT UNDER SECTION 422(d) OF THE CODE, TO THE EXTENT THAT THE AGGREGATE FAIR MARKET VALUE OF THE STOCK (DETERMINED AS OF THE DATE OF THE GRANT, WHICH UNDER THIS OPTION IS THE EXERCISE PRICE) WITH RESPECT TO WHICH INCENTIVE STOCK OPTIONS ARE EXERCISABLE FOR THE FIRST TIME BY THE OPTIONEE DURING ANY CALENDAR YEAR (UNDER ALL OPTIONS HELD BY OPTIONEES) EXCEEDS $100,000, SUCH OPTIONS SHALL BE TREATED AS OPTIONS WHICH ARE NOT INCENTIVE STOCK OPTIONS.

                  2. VESTING AND EXERCISABILITY. The options granted herein shall be exercisable as to ________________________________________ (________)
shares on _________, 20__; as to an additional ________________________________
(_______) shares on ________,

20__; and as to an additional ____________________________________ (_______)
shares on __________, 20__. The options shall remain exercisable as to all of the shares of stock described above until ________, 20__ unless the stock options granted have expired or terminated earlier in accordance with provisions hereof. Shares as to which the options are exercisable pursuant to the foregoing provision may be purchased at any time prior to expiration of the option period.

                  3. EXERCISE OF OPTIONS. The stock options granted herein may be exercised by giving written notice to the Company stating the number of shares with respect to which this option is being exercised, together with cash in the amount of the purchase price of such shares. If the option is being exercised by any person other than the Optionee, said notice shall be accomplished by proof, satisfactory to counsel for the Company, of the right of such person to exercise the option. Not less that ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option. All determinations by the Stock Option Committee, as described in Section 3 of the Plan, with regard to payment amounts and eligibility shall be conclusive and binding upon Optionee. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the withholding of any federal and state taxes then due upon acquisition of the shares.

                  4. CESSATION OF EMPLOYMENT. Subject to the terms of the Plan, and except as provided in Paragraph 5 next below, if Optionee shall cease to be employed by the Company or a subsidiary corporation for any reason other than Optionee's death or disability, the options granted herein shall expire three
(3) months thereafter or on the day specified in Paragraph 2 above, whichever is earlier. Before such expiration, Optionee shall have the right to exercise his or her option as to those shares with respect to which installment, if any, had accrued under Paragraph 2 above.

                  5. TERMINATION OF EMPLOYMENT FOR CAUSE. If Optionee's employment by the Company or a subsidiary corporation is terminated for cause, the options granted herein shall expire immediately unless reinstated by the Board of Directors within thirty (30) days of such termination by giving written notice of such reinstatement to Optionee at his or her last known address. In the event of such reinstatement, Optionee may exercise this option only to such extent, for such time, and upon such terms and conditions as if he or she had ceased to be employed by the Company or a subsidiary corporation upon the date of such termination for any reason other than cause or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Company or a subsidiary corporation, and in any event, the determination by a majority of the members of the Board of Directors (excluding Optionee) with respect thereto shall be final and conclusive.

                  6. NONTRANSFERABILITY; DEATH OR DISABILITY OF OPTIONEE. The options granted herein shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee. If Optionee dies or is disabled, as defined in the Plan, while employed by the Company or a subsidiary corporation, or during the three-month period referred to in Paragraph 4 above, options granted herein shall expire one (1) year after the date of Optionee's death or date of disability, as applicable, or on the day specified in Paragraph 2 above, whichever is earlier. After Optionee's death or disability, but before such expiration, in the case of death the person or persons to whom Optionee's rights under the options granted herein shall have passed by will or by the applicable laws of descent and distribution, and in the case of disability Optionee or his authorized representative, shall have the right to exercise such options as to those shares and rights for which installments had accrued under Paragraph 2 above as of the date on which Optionee died or was disabled.

                  7. EMPLOYMENT. This Agreement shall not obligate the Company or a subsidiary corporation to employ Optionee for any period, nor shall it interfere in any way with the right of the Company or a subsidiary corporation to reduce Optionee's compensation.

                  8. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a stockholder with respect to common stock of the Company subject to this Agreement until the date of issuance of stock certificates to Optionee. Except as provided in Section 15 of the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

                  9. AMENDMENT AND TERMINATION BY BOARD OF DIRECTORS. The Plan is subject to amendment and termination in certain events as provided in Section 17 of the Plan.

                  10. NOTIFICATION OF SALE. In accordance with Section 19 of the Plan, Optionee agrees that Optionee, or any person acquiring shares upon exercise of the options granted herein, will notify the Company not more than five (5) days after any sale or disposition of such shares.

                  11. AMBIGUITY. If there exists or arises any ambiguity or question or interpretation between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control under all circumstances.

                  12. RESTRICTIONS ON TRANSFERABILITY. Optionee acknowledges that certain restrictions on transferability of the shares received upon exercise of the options granted herein may apply, as described in Section 25 of the Plan. If the Company determines that such restrictions do apply, then the certificates issued by the Company, representing the shares purchased by Optionee upon exercise of the options granted herein, shall contain the restrictive legends described in Section 25 of the Plan.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                  Company:                  FIRST COMMUNITY BANCORP,
                                            a California corporation




                                            By:  ____________________________
                                                 James A. Boyce
                                                 President


                  Optionee:                 _________________________________
                                            [Typed Name]

                             FIRST COMMUNITY BANCORP

                                     [NAME]

                                  NON-QUALIFIED
                             STOCK OPTION AGREEMENT
                                   (DIRECTOR)

                                  ______ SHARES


                  THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") is dated _________, 20__, by and between First Community Bancorp, a California corporation (the "Company"), and __________________ ("Optionee");

                  WHEREAS, pursuant to the First Community Bancorp Stock Incentive Plan (the "Plan"), the Board of Directors of the Company has authorized granting to Optionee a non-qualified stock option to purchase all or any part of ____________ (______) authorized but unissued shares of common stock of the Company, no par value, for cash at the price of ______________ ($______) per share, such option to be for the term and upon the terms and conditions hereinafter stated.

                  NOW, THEREFORE, it is hereby agreed:

                  1. GRANT OF OPTION. Pursuant to said action of the Board of Directors and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Company hereby grants to Optionee a non-qualified option to purchase, upon and subject to the terms and conditions of the Stock Option Plan, which is incorporated in full herein by reference, all or any part of __________________ (______) shares of common stock of the Company at the price of _________________ ($_____) per share, which price is one hundred percent (100%) of the fair market value of such stock as of the date of action of the Board of Directors granting this option. This option is a non-qualified option; i.e., it is not qualified as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended.

                  2. VESTING AND EXERCISABILITY. The options granted herein shall vest and be exercisable as to ____________ (______) shares on _____, 20__, an additional _______________ (______) shares on _____, 20__, an additional
_____________ (_____) shares on _____, 20__, and an additional shares on , 20__, and shall remain exercisable as to all of the shares of stock described above until _____, 20__, unless the stock options granted herein are terminated earlier in accordance with provisions hereof. Shares as to which the options are exercisable pursuant to the foregoing provision may be purchased at any time prior to expiration of the option period.

                  3. EXERCISE OF OPTIONS. The stock options granted herein may be exercised giving written notice to the Company stating the number of shares with respect to which this option is being exercised, together with cash in the amount of the purchase price of such shares. If the option is being exercised by any person other than the Optionee, said notice shall be accomplished by proof, satisfactory to counsel for the Company, of the right of such person to exercise the option. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option. All determinations by the Stock Option Committee, as described in
Section 3 of the Plan, with regard to payment amounts and eligibility shall be conclusive and binding upon Optionee. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the payment of any federal and state taxes due upon Optionee's acquisition of the shares.

                  4. CESSATION OF SERVICE AS A DIRECTOR. Subject to the terms of the Plan, and except as provided in Paragraph 5 next below, if Optionee shall cease to serve as a director of the Company or a subsidiary corporation for any reason other than Optionee's death or disability, the options granted herein shall expire three (3) months thereafter or on the day specified in Paragraph 2 above, whichever is earlier. Before such expiration, Optionee shall have the right to exercise his or her option as to all or any part of the shares subject to the options granted herein.

                  5. TERMINATION OF SERVICE FOR CAUSE. If Optionee's service as a director of the Company or a subsidiary corporation is terminated due to the Board's decision that Optionee not be nominated for re-election to the Board due to cause, the options granted herein shall expire upon termination of his or her term of office then being served, unless reinstated by the Board of Directors within thirty (30) days of such termination by giving written notice of such reinstatement to Optionee at his or her last known address. In the event of such reinstatement, Optionee may exercise this option only to such extent, for such time, and upon such terms and conditions as if he or she had ceased to serve as a director of the Company or a subsidiary corporation upon the date of such termination for any reason other than cause or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Company or a subsidiary corporation, and in any event, the determination by a majority of the members of the Board of Directors (excluding Optionee) with respect thereto shall be final and conclusive.

                  6. NONTRANSFERABILITY; DEATH OR DISABILITY OF OPTIONEE. The options granted herein shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee. If Optionee dies or is disabled, as defined in the Plan, while employed by the Company or a subsidiary corporation, or during the three-month period referred to in Paragraph 5 above, options granted herein shall expire one (1) year after the date of Optionee's death, or date of disability, as applicable, or date of disability, as applicable, or on the day specified in Paragraph 2 above, whichever is earlier. After Optionee's death, or disability, but before such expiration, in the case of death the person or persons to whom Optionee's rights under the options granted herein shall have passed by will or by the applicable laws of descent and distribution, and in the case of disability Optionee or his authorized representative, shall have the right to exercise such options as to all or any part of the shares subject to the options granted herein.

                  7. SERVICE AS A DIRECTOR. This agreement shall not obligate the Company or a subsidiary corporation to retain Optionee as a director for any period, nor shall it interfere in any way with the right of the Company or a subsidiary corporation to elect not to nominatered Optionee to its Board.

                  8. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a stockholder with respect to common stock of the Company subject to this Agreement until the date of issuance of stock certificates to Optionee. Except as provided in Section 15 of the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

                  9. AMENDMENT AND TERMINATION BY BOARD OF DIRECTORS. The Plan is subject to amendment and termination in certain events as provided in Section 17 of the Plan.

                  10. NOTIFICATION OF SALE. Optionee, or any person acquiring shares upon exercise of the Options granted herein, hereby agrees to notify the Bank not more than five (5) days after any sale or disposition of such shares, as required by Section 19 of the Plan.

                  11. AMBIGUITY. If there exists or arises any ambiguity or question or interpretation between the terms of this Agreement and the terms of the Stock Option Plan, the terms of the Stock Option Plan shall control under all circumstances.

                  12. RESTRICTIONS ON TRANSFERABILITY. Optionee acknowledges that certain restrictions on transferability of the shares received upon exercise of the options granted herein may apply, as described in Section 25 of the Plan. If the Company determines that such restrictions do apply, then the certificates issued by the Company, representing the shares purchased by Optionee upon exercise of the options granted herein, shall contain the restrictive legends described in Section 25 of the Plan.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                  Company:          FIRST COMMUNITY BANCORP,
                                    a California corporation


                                    By: __________________________________
                                        James A. Boyce
                                        President

                  Optionee:             __________________________________
                                        [Typed Name]

                             FIRST COMMUNITY BANCORP

                                  NON-QUALIFIED
                             STOCK OPTION AGREEMENT
                            (NON-DIRECTOR/CONSULTANT)

                                  ______ SHARES


                  THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") is dated _________, 20__, by and between FIRST COMMUNITY BANCORP, a California corporation (the "Company"), and __________________ ("Optionee");

                  WHEREAS, pursuant to the First Community Bancorp Stock Incentive Plan (the "Plan"), the Board of Directors of the Company has authorized granting to Optionee a non-qualified stock option to purchase all or any part of ____________ (______) authorized but unissued shares of common stock of the Company, no par value, for cash at the price of __________________ ($_____) per share, such option to be for the term and upon the terms and conditions hereinafter stated.

                  NOW, THEREFORE, it is hereby agreed:

                  1. GRANT OF OPTION. Pursuant to said action of the Board of Directors and pursuant to authorizations granted by all appropriate regulatory and governmental agencies, the Company hereby grants to Optionee a non-qualified option to purchase, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by reference, all or any part of __________________ (______) shares of common stock of the Company at the price of _________________ ($______) per share, which price is one hundred percent (100%) of the fair market value of such stock as of the date of action of the Board of Directors granting this option. This option is a non-qualified option; i.e., it is not qualified as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended.

                  2. VESTING AND EXERCISABILITY. The options granted herein shall vest and be exercisable as to ____________ (______) shares on _____, 20__, an additional _______________ (______) shares on _____, 20__, an additional
_____________ (_____) shares on _____, 20__, and an additional shares on , 20__, and shall remain exercisable as to all of the shares of stock described above until _____, 20__, unless the stock options granted herein are terminated earlier in accordance with provisions hereof. Shares as to which the options are exercisable pursuant to the foregoing provision may be purchased at any time prior to expiration of the option period.

                  3. EXERCISE OF OPTIONS. The stock options granted herein may be exercised giving written notice to the Company stating the number of shares with respect to which this option is being exercised, together with cash in the amount of the purchase price of such shares. If the option is being exercised by any person other than the Optionee, said notice shall be accomplished by proof, satisfactory to counsel for the Company, of the right of such person to exercise the option. Not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number which may be purchased under this option. All determinations by the Stock Option Committee, as described in
Section 3 of the Plan, with regard to payment amounts and eligibility shall be conclusive and binding upon Optionee. Upon exercise, Optionee shall make appropriate arrangements and shall be responsible for the payment of any federal and state taxes due upon Optionee's acquisition of the shares.

                  4. NONTRANSFERABILITY; DEATH OR DISABILITY OF OPTIONEE. The options granted herein shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee. If Optionee dies before fully exercising the options granted herein, then the options granted herein shall expire one (1) year after the date of Optionee's death, or on the day specified in Paragraph 2 above, whichever is earlier. After Optionee's death, but before such expiration, the person or persons to whom Optionee's rights under the options granted herein shall have passed by will or by the applicable laws of descent and distribution, shall have the right to exercise such options as to all or any part of the shares subject to the options granted herein.

                  5. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall have no rights as a stockholder with respect to common stock of the Company subject to this Agreement until the date of issuance of stock certificates to Optionee. Except as provided in Section 15 of the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

                  6. AMENDMENT AND TERMINATION BY BOARD OF DIRECTORS. The Plan is subject to amendment and termination in certain events as provided in Section 17 of the Plan.

                  7. NOTIFICATION OF SALE. Optionee, or any person acquiring shares upon exercise of the Options granted herein, hereby agrees to notify the Bank not more than five (5) days after any sale or disposition of such shares, as required by Section 19 of the Plan.

                  8. AMBIGUITY. If there exists or arises any ambiguity or question or interpretation between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control under all circumstances.

                  9. RESTRICTIONS ON TRANSFERABILITY. Optionee acknowledges that certain restrictions on transferability of the shares received upon exercise of the options granted herein may apply, as described in Section 25 of the Plan. If the Company determines that such restrictions do apply, then the certificates issued by the Company, representing the shares purchased by Optionee upon exercise of the options granted herein, shall contain the restrictive legends described in Section 25 of the Plan.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                  Company:          FIRST COMMUNITY BANCORP,
                                    a California corporation


                                    By: __________________________
                                        James A. Boyce
                                        President


                  Optionee:         ______________________________
                                    [Printed Name]